EXHIBIT 99.1 - Form 8-K/A filed June 19, 2002.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 20, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                          Momentum Holdings Corporation
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


  Delaware                         000-23873              841434321
--------------------------------------------------------------------------------
State or other                   Commission File         IRS Employer
Jurisdiction of                                          Identification
 Incorporation                                              Number

            36 West 25th Street, 2nd Floor, New York, New York 10010
        -----------------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code

                                 (212) 414-2700
        -----------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  Change in Registrant's Certifying Accountant.

            On May 20, 2002, the Company's accountant Marden Harrison & Kreuter CPAs P.C., resigned from its engagement as the Company's auditor. The decision to change accountants and to select a new auditor was approved by the Company's Board of Directors. The accountant's report in the financial statements for either of the past two fiscal years did not contain any adverse opinion or a disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused the auditor to make reference to such subject matter in a report.

Item 7(c) Exhibits

            99.1 Letter from Marden Harrison & Kreuter CPAs P.C.
                        dated May 20, 2002.

            99.2 Letter from Marden Harrison & Kreuter CPAs P.C.
                        dated June 19, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 19, 2002

                                                MOMENTUM HOLDINGS CORPORATION


                                                By: /s/ ANTHONY R. RUSSO
                                                   -----------------------
                                                   Anthony R. Russo, President


             EXHIBIT 99.1 - Letter from Marden Harrison & Kreuter CPAs P.C.

                     [Marden Harrison & Kreuter Letterhead]

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We were previously principal accountants of Momentum Holdings Corporation and on May 14, 2002, we reported on the condensed financial statements of the Company for the nine months ended March 31, 2002.

Effective May 20,2002, we have resigned from this account due primarily to fee issues. We have not had any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Very truly yours,

/s/ Marden Harrison & Kreuter
May 20, 2002

            EXHIBIT 99.2 Letter from Marden Harrison & Kreuter CPAs P.C.

                     [Marden Harrison & Kreuter Letterhead]

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We have read Item 4 of the current report on Form 8-K of Momentum Holdings Corporation for June 19, 2002 and we agree with the statements contained therein so far as they relate to our firm.

Very truly yours,

/s/ Marden Harrison & Kreuter
June 19, 2002

            EXHIBIT 99.1 - Letter from Marden Harrison & Kreuter CPAs P.C.

                     [Marden Harrison & Kreuter Letterhead]

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We were previously principal accountants of Momentum Holdings Corporation and on May 14, 2002, we reported on the condensed financial statements of the Company for the nine months ended March 31, 2002.

Effective May 20,2002, we have resigned from this account due primarily to fee issues. We have not had any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Very truly yours,

/s/ Marden Harrison & Kreuter
May 20, 2002



          EXHIBIT 99.2 Letter from Marden Harrison & Kreuter CPAs P.C.

                     [Marden Harrison & Kreuter Letterhead]

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We have read Item 4 of the current report on Form 8-K of Momentum Holdings Corporation for June 19, 2002 and we agree with the statements contained therein so far as they relate to our firm.

Very truly yours,

/s/ Marden Harrison & Kreuter
June 19, 2002